SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



Date of Report: April  24, 2003
-------------------------------
(Date of earliest event reported)



                    Banc of America Commercial Mortgage Inc.
        (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, relating to the Banc of America Commercial
                                 Mortgage Inc.,
          Commercial Mortgage Pass-Through Certificates, Series 2003-1)
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-89322-02               56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina         28255
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            (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400

ITEM 5.     OTHER EVENTS.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-1 (the "Certificates"), including the Class A-1, Class A-2, Class B and Class C Certificates (the "Publicly Offered Certificates"), which were issued on April 9, 2003 with an aggregate principal balance as of April 9, 2003 of $893,342,689. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("Deutsche Bank"), Goldman, Sachs & Co. ("Goldman Sachs"), and Morgan Stanley & Co. Incorporated ("Morgan Stanley") pursuant to an Underwriting Agreement, dated March 31, 2003, among BAS, Deutsche Bank, Goldman Sachs and Morgan Stanley, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99 is the Mortgage Loan Purchase and Sale Agreement dated as of April 9, 2003, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 4   Pooling and Servicing Agreement

Exhibit 8   Tax Matters Opinion

Exhibit 99  Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/ Manish Parwani
                                      ----------------------------------
                                       Name: Manish Parwani
                                       Title: Vice President

Date:  April 24, 2003

                                  Exhibit Index
                                  -------------


 Item 601(a) of Regulation                                        Paper (P) or
      S-K Exhibit No.         Description                         Electronic (E)
--------------------------    -----------                         --------------


             4                Pooling and Servicing Agreement          E

             8                Tax Matters Opinion                      E

            99                Mortgage Loan Purchase and Sale          E
                              Agreement

                                    EXHIBIT 4

                         POOLING AND SERVICING AGREEMENT

                                    EXHIBIT 8

                               TAX MATTERS OPINION

                                   EXHIBIT 99

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT